DUE TO PRIOR RELATED PARTIES	12 Months Ended
Feb. 28, 2023
Due To Prior Related Parties
DUE TO PRIOR RELATED PARTIES

NOTE 5 – DUE TO PRIOR RELATED PARTIES

On April 7, 2021, as part of the purchase and sale agreement, the principals of MCI consisting of Daniel Meisenheimer III, Richard Meisenheimer and their affiliated entities agreed to cancel previously issued and outstanding loans made to the Company.

Spectrum Associates agreed to cancel indebtedness in the amount of $1,318,789 and the principals (D. Meisenheimer III and R. Meisenheimer) and their other affiliates agreed to cancel indebtedness in the amount of $815,590.

As a result of the debt cancellation the Company recognized a gain on the forgiveness of debt of $55,270 and credited $2,346,971 to additional paid in capital.